                                                                     EXHIBIT 4.1

                    [U.S. ONLINE COMMUNICATIONS, INC. LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that                                SEE REVERSE FOR ABBREVIATIONS
                                                       A STATEMENT OF RIGHTS
                                                       GRANTED TO EACH CLASS
                                                             OF SHARES

is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                        U.S. ONLINE COMMUNICATIONS, INC.

transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ [SIG]                                         /s/ [SIG]
          SECRETARY                                          PRESIDENT

                    [U.S. ONLINE COMMUNICATIONS, INC. SEAL]

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
            (Jersey City, NJ)
                            TRANSFER AGENT
                             AND REGISTRAR
BY

                        AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(562) 989-2333
(FAX) (562) 426-7450

   MAY 25, 1998 fm

      056934fc
Proof [INIT]  NEW

       A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM - as tenants in common
       TEN ENT - as tenants by the entireties
       JT TEN - as joint tenants with right of survivorship and not as tenants in common


       UNIF GIFT MIN ACT - ________________ Custodian ________________
                                (Cust)                     (Minor)

                           under Uniform Gifts to Minors

                           Act________________________________________
                                             (State)

       UNIF TRF MIN ACT  - ____________ Custodian (until age _________)
                              (Cust)

                           ___________________ under Uniform Transfers
                                 (Minor)

                           to Minors Act _____________________________
                                                     (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

      ________________________

      ________________________



-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------


                                   X
                                     ---------------------------------

                                   X
                                     ---------------------------------

                                   NOTICE: THE SIGNATURE(S) TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH THE
                                   NAME(S) AS WRITTEN UPON THE FACE OF
                                   THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR
                                   ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By
   ---------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




_____________________________________________

AMERICAN BANK NOTE COMPANY   MAY 25, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807         056934bk
(562) 989-2333
(FAX) (562) 425-7450         Proof [SIG]  NEW
_____________________________________________